UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 15, 2004


                                KOPIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                         0-19882                 04-2833935
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                    200 Hancock Road, Taunton, MA 02780-1042
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696
                                                           ---------------

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(c)      Exhibits.
         ---------

         99.1     Kopin Corporation Press Release, dated April 15, 2004.


Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

         Kopin Corporation issued a press release on April 15, 2004, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the first quarter ended March 27, 2004. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KOPIN CORPORATION


Dated: April 15, 2004            By: /s/ Richard A. Sneider
                                           Richard A. Sneider
                                           Treasurer and Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)

                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------
99.1                                Press Release, dated April 15, 2004